                                                                    EXHIBIT 21.1

                SUBSIDIARIES OF LEAP WIRELESS INTERNATIONAL, INC.

----------------------------------------------------------- ---------------------------------- -----------------------------
                                                                        DATE OF
                                                                     ACQUISITION OR
                     NAME                                             ORGANIZATION                   COUNTRY
----------------------------------------------------------- ---------------------------------- -----------------------------
QUALCOMM Telecommunications Limited                                 Distribution Date          Cayman Islands
----------------------------------------------------------- ---------------------------------- -----------------------------
Metrosvyaz Limited                                                  Distribution Date          Cypress
----------------------------------------------------------- ---------------------------------- -----------------------------
QUALCOMM Telecommunications Limited                                 Distribution Date          Isle of Mann
----------------------------------------------------------- ---------------------------------- -----------------------------
Orrengrove Investments Limited                                      Distribution Date          Cypress
----------------------------------------------------------- ---------------------------------- -----------------------------
Transworld Communications (Bermuda), Ltd.                           Distribution Date          Bermuda
----------------------------------------------------------- ---------------------------------- -----------------------------
Transworld Telecommunications, Inc.                                 Distribution Date          Delaware
----------------------------------------------------------- ---------------------------------- -----------------------------
Transworld Communications Services Inc.                             Distribution Date          Delaware
----------------------------------------------------------- ---------------------------------- -----------------------------
Inversiones QUALCOMM Chile S.A.                                     Distribution Date          Chile
----------------------------------------------------------- ---------------------------------- -----------------------------
Chilesat Telefonia Personal S.A.                                    Distribution Date          Chile
----------------------------------------------------------- ---------------------------------- -----------------------------
QUALCOMM PCS Mexico, Inc.                                           Distribution Date          California
----------------------------------------------------------- ---------------------------------- -----------------------------
Pegaso Telecomuniciones, S.A. de C.V.                               Distribution Date          Mexico
----------------------------------------------------------- ---------------------------------- -----------------------------
Pegaso Comunicaciones y Sistemas, S.A. de C.V.                      Distribution Date          Mexico
----------------------------------------------------------- ---------------------------------- -----------------------------
Pegaso PCS S.A. de C.V.                                             Distribution Date          Mexico
----------------------------------------------------------- ---------------------------------- -----------------------------
Pegaso Humanos Recursos S.A. de C.V.                                Distribution Date          Mexico
----------------------------------------------------------- ---------------------------------- -----------------------------
OzPhone Pty Ltd.                                                    Distribution Date          New South Wales, Australia
----------------------------------------------------------- ---------------------------------- -----------------------------
Telesystems of Ukraine                                              Distribution Date          Ukraine
----------------------------------------------------------- ---------------------------------- -----------------------------
Chase Telecommunications                                            Distribution Date          Delaware
----------------------------------------------------------- ---------------------------------- -----------------------------